UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2022

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Registered Public Accounting Firm

On October 10, 2022, the Audit Committee of the Board of Directors of Biostage, Inc. (the “Company”) dismissed Wei, Wei & Co., LLP (“Wei”) as its independent registered public accounting firm.

The report of Wei on the audited financial statements of the Company for the fiscal year ended December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for the addition of a paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through October 10, 2022, there were no disagreements with Wei on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wei, would have caused it to make reference in connection with its opinion to the subject matter of the disagreement.

The Company furnished Wei with a copy of this disclosure on October 10, 2022, providing Wei with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company herein and, if not, stating the respect in which it does not agree. A copy of Wei’s letter addressed to the SEC is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

On October 10, 2022, the Audit Committee of the Board of Directors of the Company engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm.

During the years ended December 31, 2021 and December 31, 2020, the subsequent interim periods thereto, and through October 10, 2022, neither the Company nor anyone acting on its behalf consulted Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was the subject of a disagreement or a reportable event set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K promulgated under the Exchange Act of 1934.

Item 9.01    Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Exhibit Description

16.1	Letter from Wei, Wei & Co., LLP, dated October 12, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

October 12, 2022	/s/ Joseph Damasio
(Date)	Joseph Damasio
Chief Financial Officer

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